Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. __)

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FRANKLIN FUND ALLOCATOR SERIES

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FRANKLIN LIFESMART™ 2015 RETIREMENT TARGET FUND

(a series of Franklin Fund Allocator Series)

A Special Meeting of Shareholders of Franklin LifeSmart™ 2015 Retirement Target Fund (the “Fund”), a series of Franklin Fund Allocator Series (the “Trust”), will be held on April 11, 2016, to vote on two important proposals that affect the Fund. Please read the enclosed materials and cast your vote on the proxy card or voting instruction form.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

The proposals for the Fund have been carefully reviewed by the Trust’s Board of Trustees (the “Board”). The Trustees of the Trust, most of whom are not affiliated with Franklin Templeton Investments, are responsible for looking after your interests as a shareholder of the Fund. The Board recommends that you vote FOR both proposals.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card, and follow the instructions.

If you have any questions before you vote, please call Fund Information at (800) DIAL BEN® or (800) 342-5236. We will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

The following Q&A is provided to assist you in understanding the proposals that affect the Fund. The proposals are described in greater detail in the enclosed proxy statement. We appreciate your trust in Franklin Templeton Investments and look forward to continuing to help you achieve your financial goals.

Important information to help you understand and vote on the proposals

Below is a brief overview of the proposals to be voted upon. Your vote is important, no matter how large or small your holdings may be.

What proposals am I being asked to vote on?

Shareholders are being asked to vote on the following proposals:

1.         To approve an amended and restated investment management agreement with Franklin Advisers, Inc. (“FAV”).

2.         To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

Has the Trust’s Board approved the proposals?

The Board has unanimously approved both proposals and recommends that you vote to approve both proposals.

1.         To approve an amended and restated investment management agreement with FAV.

Why is an amendment to the current investment management agreement being recommended?

An amended and restated investment management agreement between FAV, the Fund’s current investment manager, and the Trust, on behalf of the Fund (the “Amended IM Agreement”), is being proposed to reflect the payment to FAV for additional services that FAV is expected to provide to the Fund if the Amended IM Agreement is approved by shareholders.  FAV proposed, and the Board approved, a repositioning of the Fund in light of the Fund reaching its target date (2015).  The proposed repositioning contemplates FAV employing an income generation strategy using certain derivative instruments (the “income generation strategy”), in addition to its current asset allocation strategy that is accomplished by investing in other funds, primarily Franklin Templeton Investments (“FTI”) funds (the “asset allocation strategy”).

The current amended and restated investment management and asset allocation agreement between FAV and the Trust, on behalf of the Fund (the “Current IM Agreement”), states that FAV shall not receive a fee from the Fund for any service other than asset allocation services (which does not include general investment management services) provided by FAV.  After the repositioning, it is expected that FAV will cause the Fund to invest a portion of its assets directly in certain derivative instruments, in addition to its current asset allocation strategy, which may not qualify as “asset allocation services” by FAV under the Current IM Agreement.  The Current IM Agreement is proposed to be amended to re-characterize the fee received by FAV as a fee for investment management services, which would encompass both investment management services by FAV with respect to direct investments (“investment management services”) and FAV’s current asset allocation services.  The fee rate under the Current IM Agreement would not change as a result of the approval of the Amended IM Agreement.  The Amended IM Agreement also incorporates other minor changes to align it with the current form of investment management agreement used by other FTI funds.  The form of the Amended IM Agreement is included in Exhibit A.

Q&A

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How is the Fund expected to be repositioned if the Amended IM Agreement is approved?

In light of the Fund reaching its target year, Management proposed, and the Board approved, various changes to the Fund to reposition it to better produce consistent retirement income for shareholders while maintaining its final asset allocation.  To achieve this goal, the Fund would employ a managed distribution policy, which would seek to provide shareholders with a level monthly distribution payout (the “Managed Distribution Policy”).  The monthly distributions under the Managed Distribution Policy, which could consist of income, capital gains and a potential return of capital, are intended to provide Fund shareholders with cash flow.

In order to generate additional income to support the Managed Distribution Policy, FAV intends to employ the income generation strategy, which is currently expected to be executed primarily by writing covered call options or purchasing equity index-linked notes to generate additional income.  The Fund’s final target asset allocation ranges among equity, fixed income and alternative investments funds would not change.

If the Amended IM Agreement is not approved by shareholders, the Fund will not be repositioned.

What effect, if any, will the approval of the Amended IM Agreement with FAV have on the Fund’s management fees and other expenses?

The amount of the fee paid by the Fund to FAV will not change.  As noted above, although FAV intends to employ the new income generation strategy for the Fund, the Fund will still invest a substantial amount of its assets in other FTI funds for which the Fund’s shareholders indirectly incur management fees and other expenses by virtue of being a shareholder of the Fund.  The overall underlying fund fees and expenses paid by the Fund will not increase as a result of the amendments to the Current IM Agreement and are not expected to increase as a result of the repositioning of the Fund.

2.         To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

What is the purpose of the Manager of Managers Structure?

Shareholders of the Fund are being asked to approve the use of a “manager of managers” structure that would permit the Fund’s investment manager, subject to Board approval, to appoint and replace subadvisers that are affiliated with FTI, and subadvisers that are not affiliated with FTI, without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Manager of Managers Structure would enable the Fund to operate with greater efficiency in the future by allowing the Fund to use both affiliated and unaffiliated subadvisers best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals.

How will the Manager of Managers Structure affect the Fund?

The use of the Manager of Managers Structure will not change the fees paid to FAV by the Fund. In order for the Fund to rely on an exemptive order received by FAV from the U.S. Securities and Exchange Commission (the “SEC”) permitting the use of the Manager of Managers Structure, the Fund’s use of the Manager of Managers Structure must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in and required by the Investment Company Act of 1940. The Board determined to seek shareholder approval of the Manager of Managers Structure in connection with this special shareholder meeting, which was called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.

Q&A

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3.         Who is Boston Financial Data Services?

Boston Financial Data Services (the “Solicitor”) is a company not affiliated with the Fund or with FTI that the Fund has hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, a certain percentage of the Fund’s shares (often referred to as “quorum”) must be represented at the meeting. If a quorum is not attained, the meeting must adjourn to a future date. The Fund may attempt to reach shareholders through multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the shareholder meeting does not have to be adjourned or postponed.

4.         How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share (and a proportionate fractional vote for each fractional share) you own of the Fund on the record date. The record date is December 21, 2015.

5.         How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card or voting instruction form and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card or voting instruction form and following the recorded instructions. In addition, you may also vote through the Internet by visiting the web site printed on your proxy card or voting instruction form and following the on-line instructions.

6.         How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card or form.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Q&A

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FRANKLIN LIFESMART™ 2015 RETIREMENT TARGET FUND

(a series of Franklin Fund Allocator Series)

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders of Franklin LifeSmart™ 2015 Retirement Target Fund (the “Fund”), a series of Franklin Fund Allocator Series (the “Trust”), which will be held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, CA 94403, on April 11, 2016, at 2:00 P.M., Pacific time. The enclosed materials discuss the proposals (the “Proposals”) to be voted on at the meeting, and contain the Notice of Special Meeting of Shareholders, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you specify a vote on a Proposal, your proxy will be voted as you indicate. If you specify a vote on both Proposals, your proxy will be voted as you indicate. If you specify a vote for one or more Proposals, but not the other, your proxy will be voted as specified on such Proposal and, on the Proposal for which no vote is specified, your proxy will be voted “FOR” the Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any Proposal, your proxy will be voted “FOR” both Proposals.

We urge you to review carefully the Proposals in the proxy statement. Then, please fill out and sign the proxy card or voting instruction form and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, additional costs of having to conduct additional mailings may be avoided. PLEASE COMPLETE, SIGN AND RETURN the proxy card or voting instruction form you receive.

We welcome your comments. If you have any questions or would like to quickly vote your shares, call Fund Information at (800) DIAL BEN® or (800) 342-5236.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, instructions are enclosed.

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FRANKLIN LIFESMART™ 2015 RETIREMENT TARGET FUND

(a series of Franklin Fund Allocator Series)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees of Franklin Fund Allocator Series, on behalf of Franklin 2015 LifeSmart™ Retirement Target Fund (the “Fund”), has called a Special Meeting of Shareholders (the “Meeting”) of the Fund, which will be held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, CA 94403 on April 11, 2016, at 2:00 P.M., Pacific time.

During the Meeting, shareholders of the Fund will be asked to vote on the following Proposals:

1.         To approve an amended and restated investment management agreement with Franklin Advisers, Inc.

2.         To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

By Order of the Board of Trustees,

Karen L. Skidmore

Vice President

January 20, 2016

Please sign and promptly return the proxy card or voting instruction form in the enclosed self-addressed envelope regardless of the number of shares you own.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 11, 2016

The Notice of Special Meeting of Shareholders, proxy statement and form of proxy are available on the Internet at www.franklintempleton.com. The form of proxy on the Internet site cannot be used to cast your vote.

If you have any questions, would like to vote your shares, or wish to obtain directions to be able to attend the Meeting and vote in person, please call Boston Financial Data Services, our proxy solicitor, toll free at (844) 700-1482.

PROXY STATEMENT

TABLE OF CONTENTS

Page

¿    INFORMATION ABOUT VOTING

Who is asking for my vote?

Who is eligible to vote?

On what issues am I being asked to vote?

How does the Board of Trustees of the Fund recommend that I vote?

How do I ensure that my vote is accurately recorded?

May I revoke my proxy?

What if my shares are held in a brokerage account?

May I attend the Meeting in Person?

¿    THE PROPOSALS

PROPOSAL 1:     TO APPROVE AN AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT WITH FRANKLIN ADVISERS, INC.

Background

Why is the Amended IM Agreement being proposed?

Additional information about the Manager

How will the investment strategies and risks of the Fund change if the repositioning is completed?

Are there any material differences between the Amended IM Agreement and the Current IM Agreement?

What are the material terms of the Amended IM Agreement?

What other investment companies are managed or subadvised by FAV?

What fees were paid by the Fund to affiliates of FAV during the most recent fiscal year?

What did the Board consider when it approved the Amended IM Agreement?

What is the required vote on Proposal 1?

PROPOSAL 2:     TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY the FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

Background

Why am I being asked to vote on this Proposal?

How will the Manager of Managers Structure operate?

How does this Proposal affect my fees as a shareholder of the Fund?

How does this Proposal affect my right to vote on subadvisory agreements?

Why did the Board approve the Manager of Managers Structure?

What is the required vote on Proposal 2?

¿    ADDITIONAL INFORMATION ABOUT THE FUND

¿    FURTHER INFORMATION ABOUT VOTING AND THE MEETING

FRANKLIN FUND ALLOCATOR SERIES

Franklin LifeSmart™ 2015 Retirement Target Fund

PROXY STATEMENT

¿         INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Trustees of Franklin Fund Allocator Series (the “Trust”), on behalf of Franklin LifeSmart™ 2015 Retirement Target Fund (the “Fund”), in connection with a Special Meeting of Shareholders of the Fund to be held on April 11, 2016 (the “Meeting”), has requested your vote on two matters.

Who is eligible to vote?

Shareholders of record at the close of business on December 21, 2015 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Special Meeting of Shareholders, the proxy card and the proxy statement were first mailed to shareholders of record on or about January 20, 2016.

On what issues am I being asked to vote?

Shareholders are being asked to vote on the following Proposals:

1.         To approve an amended and restated investment management agreement with Franklin Advisers, Inc. (“FAV” or the “Manager”).

2.         To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

How does the Board of Trustees of the Fund recommend that I vote?

The Board of Trustees of the Trust (the “Board”), unanimously recommend that you vote:

1.         FOR the approval of an amended and restated investment management agreement with FAV.

2.         FOR the approval of the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

How do I ensure that my vote is accurately recorded?

You may submit your proxy in one of four ways:

•     By Internet. The web address and instructions for voting can be found on the enclosed proxy card or voting instruction form. You will be required to provide your control number located on the proxy card or voting instruction form.

•     By Telephone. The toll-free number for telephone voting can be found on the enclosed proxy card or voting instruction form. You will be required to provide your control number located on the proxy card or voting instruction form.

•     By Mail. Mark the enclosed proxy card or voting instruction form, sign and date it, and return it in the postage-paid envelope we provided.

•     In Person at the Meeting. You can vote your shares in person at the Meeting.

If you require additional information regarding the Meeting, you may contact Boston Financial Data Services, the proxy solicitor, toll-free at (844) 700-1482. Please see the section entitled “Further Information About Voting and the Meeting” for more information on Boston Financial Data Services.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals, your proxy will be voted as you indicate. If you specify a vote on one Proposal but not the other, your proxy will be voted as specified on such Proposal and, on the Proposal for which no vote is specified, your proxy will be voted “FOR” the Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals, your proxy will be voted “FOR” the Proposals.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

What if my shares are held in a brokerage account?

If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “legal proxy” from your broker and present it to the Inspector of Elections at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.

May I attend the Meeting in Person?

Shareholders of record at the close of business on December 21, 2015 are entitled to attend the Meeting. Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of December 21, 2015, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is very limited. Shareholders without proof of ownership and identification will not be admitted.

¿         THE PROPOSALS

PROPOSAL 1:           TO APPROVE AN AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT WITH FRANKLIN ADVISERS, INC.

The Board unanimously recommends that the shareholders of the Fund approve an amended and restated investment management agreement with FAV.

Background

The Franklin LifeSmart™ Retirement Target suite of funds (together, the “Retirement Funds”) are funds of funds that employ an asset allocation strategy based on the predominant asset class of the underlying fund. They are designed for investors who are expecting to retire and who are likely to stop making new investments in their Retirement Fund around the specific target year indicated in the Retirement Fund’s name (the “target year”).  Over time, each Retirement Fund’s allocation to the equity, fixed income and alternative investments asset classes changes according to a predetermined target asset allocation until the Retirement Fund reaches its final asset allocation in its target year.  The Fund has reached the end of its target year (2015) and its final target asset allocation of approximately 30% equity funds, 65% fixed income funds and 5% alternative investments funds.

In light of the Fund reaching its target year, Management proposed, and the Board approved, various changes to reposition the Fund to better enable it to produce consistent income for its shareholders, while maintaining its final asset allocation.  To achieve this goal, the Fund is currently expected to employ a managed distribution strategy to provide shareholders with a level monthly distribution payout (the “Managed Distribution Policy”).  In order to support the Managed Distribution Policy, FAV is intending to employ an income generation strategy using certain derivative instruments (the “income generation strategy”), in addition to its current asset allocation strategy that is accomplished by investing in other funds, primarily Franklin Templeton Investments (“FTI”) funds (the “asset allocation strategy”).  Currently, it is expected that the income generation strategy would be executed primarily by writing covered call options or purchasing equity index-linked notes (“ELNs”) although such strategy may change in the future based on the current market conditions.  The Fund’s final target asset allocation ranges among equity, fixed income and alternative investments funds and the Fund’s ability to vary such allocations up to 10% for equity and fixed income funds, and up to 5% for alternative investments funds, would not be changed.

An amended and restated investment management agreement between FAV, the Fund’s investment manager, and the Trust, on behalf of the Fund (the “Amended IM Agreement”), is being proposed to give FAV the ability to receive investment management fees for directly investing the Fund’s assets in securities and other instruments.  The current amended and restated investment management and asset allocation agreement between FAV and the Trust, on behalf of the Fund (the “Current IM Agreement”), states that FAV shall not receive a fee from the Fund for any service other than asset allocation services provided by FAV.   General investment management services, including investing the Fund’s assets directly in instruments to employ the income generation strategy, do not fall within the definition of “asset allocation services” under the Current IM Agreement.  The Current IM Agreement is proposed to be amended to re-characterize the fee received by FAV as a fee for investment management services, which would encompass both investment management services by FAV with respect to direct investments (“investment management services”) and FAV’s current asset allocation services.

If Proposal 1 is not approved by shareholders of the Fund, it is expected that the Fund will continue to operate under its Current IM Agreement and the repositioning would not occur.  The Board of Trustees of the Trust will need to consider what steps to take with respect to the ongoing management of the Fund.

FAV serves as the Fund’s investment manager pursuant to the Current IM Agreement dated May 1, 2013. The Trust’s Board most recently voted to renew the Current IM Agreement on February 24, 2015. The Investment Management and Asset Allocation Agreement between the Trust, on behalf of the Fund, and FAV, which was the most recent investment management agreement requiring shareholder approval, was last submitted to a vote by the sole shareholder of the Fund on July 31, 2006, in connection with the initial organization of the Fund.

For the fiscal year ended December 31, 2015, the amount of asset allocation fees paid by the Fund to FAV was $0.00.

Why is the Amended IM Agreement being proposed?

At the December 3, 2015 meeting of the Board of Trustees of the Trust (the “December Meeting”), Fund management recommended to the Board that it approve the Amended IM Agreement between the Fund and FAV, subject to shareholder approval. The Board approved the Amended IM Agreement at the December Meeting as described in more detail below under “What did the Board consider when it approved the Amended IM Agreement?”  The form of Amended IM Agreement is included as Exhibit A to this proxy statement.  The Board also approved the repositioning of the Fund, as described in more detail below.  An amendment to the Current IM Agreement would be needed if the Fund is repositioned.

The amount of the fee paid by the Fund to FAV will not change.  As noted above, although FAV is expected to employ the income generation strategy for the Fund, the Fund will still invest a substantial amount of its assets in other FTI funds for which the Fund’s shareholders indirectly incur management fees and other expenses by virtue of being a shareholder of the Fund.  The overall underlying fund fees and expenses paid by the Fund will not increase as a result of the amendments to the Current IM Agreement and are not expected to increase as a result of the repositioning of the Fund.

Additional information about the Manager

FAV, located at One Franklin Parkway, San Mateo, CA 94403, is organized as a California corporation and is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). As of November 30, 2015, FAV managed approximately $457.0 billion in assets.  FAV is wholly owned by Franklin Resources, Inc. (“Resources”), which is a publicly held corporation.  The name, address and principal occupation of the principal executive officers and directors of FAV are as follows:

Name	Address	Principal Occupation
Rupert H. Johnson, Jr. Director	One Franklin Parkway San Mateo, CA 94403-1906

Director of FAV; Vice Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of investment companies in Franklin Templeton Investments.

Edward B. Jamieson President, Chief Investment Officer And Director	One Franklin Parkway San Mateo, CA 94403-1906

President, Chief Investment Officer and Director, FAV; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of investment companies in Franklin Templeton Investments.

Christopher J. Molumphy Director and Executive Vice President	One Franklin Parkway San Mateo, CA 94403-1906	Director and Executive Vice President, FAV; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of investment companies in Franklin Templeton Investments.
Kenneth A. Lewis Chief Financial Officer	One Franklin Parkway San Mateo, CA 94403-1906

Chief Financial Officer, FAV; Executive Vice President and Chief Financial Officer of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.

John M. Lusk Director And Vice President	One Franklin Parkway San Mateo, CA 94403-1906	Director and Vice President, FAV; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.

How will the investment strategies and risks of the Fund change if the repositioning is completed?

If the Amended IM Agreement is approved, FAV will still manage the Fund’s assets according to its final target asset allocation ranges of approximately 30% equity funds, 65% fixed income funds and 5% alternative investments funds with the ability to vary such allocations up to 10% for equity and fixed income funds, and up to 5% for alternative investments funds.  In addition to the Fund’s asset allocation strategy, FAV would also be able to directly invest the Fund’s assets in securities and other instruments, such as the derivatives in which the Fund is expected to engage under the income generation strategy.  Under the income generation strategy, FAV is currently expected to primarily engage in the following: (1) a direct covered call strategy through the use of options on equity indices, equity exchange-traded funds (“ETFs”) and equity index futures; and (2) an indirect covered call strategy through the use of ELNs, which are notes that would synthetically combine the return of the ownership of an equity index and a covered call on that index, and produce coupon payments to the Fund.

For example, using the direct covered call strategy generally would generate premium income by writing (selling) an exchange-traded call option on an ETF that the Fund owns.  The Fund would receive a premium in cash from the purchaser (buyer) of the option in exchange for the right (but not the obligation) of the purchaser to buy the underlying asset from the Fund at a predetermined price.  The indirect covered call strategy would be used to generate income through ELNs.  ELNs are hybrid derivative-type instruments that are designed to combine the characteristics of one or more reference instruments (such as an equity index) and a related equity derivative, such as a call option, in the form of a single note. When attempting to generate income from the use of ELNs, FAV expects that the Fund would invest in ELNs that have periodic coupon payments (e.g., monthly, quarterly or semiannually) that are tied to the premium earned from a systematic covered call program.  The return of the ELN is based on the performance of the underlying index combined with a coupon.

In addition, FAV, on behalf of the Fund, would also be permitted to engage in certain derivatives transactions for hedging and efficient portfolio management purposes.

The income generation strategy would expose the Fund to the additional risks of directly engaging in derivative instruments.  The performance of derivative instruments depends largely on the performance of an underlying investment and such instruments often have risks similar to the underlying investment in addition to other risks. Derivative instruments involve costs, which could adversely affect the Fund’s performance. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying investment so that the Fund may not realize the intended benefits. Their successful use will usually depend on the Manager’s ability to accurately forecast movements in the market relating to the underlying investment. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the Manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the Manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that a derivative, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. Other risks include the inability to close out a position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments.  Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Manager elects not to do so due to availability, cost or other factors.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to utilize derivatives when it wishes to do so.

Are there any material differences between the Amended IM Agreement and the Current IM Agreement?

The Amended IM Agreement and the Current IM Agreement for the Fund are substantially similar in most material respects, except for the change in characterization of the services to be provided by FAV and the fee to be paid to FAV from asset allocation to investment management.  In addition, the Amended IM Agreement will reflect the ability of the Fund to operate in a “manager of managers” structure, as discussed in Proposal 2, if approved by shareholders.  Furthermore, certain terms that are common in the latest forms of investment management agreements used across the FTI fund complex were added to the Amended IM Agreement for the Fund, including a provision clarifying that proxy voting decisions with respect to the Fund’s portfolio securities are made by the investment manager unless the Board determines otherwise.

What are the material terms of the Amended IM Agreement?

Below is a summary of the material terms of the Amended IM Agreement. The following discussion is qualified in its entirety by reference to the form of the Amended IM Agreement attached as Exhibit A to this proxy statement.

Services.  The services for which FAV is responsible in providing to the Fund are substantially the same in the Current IM Agreement and the Amended IM Agreement.  In both Agreements, FAV is responsible for managing the Fund’s assets subject to and in accordance with the Fund’s investment goal and policies, the terms of the Agreement, and any directions which the Board may issue from time to time.  In addition, under both Agreements, FAV makes all determinations with respect to the investment of the Fund’s assets and the purchase and sale of the Fund’s investment securities, and will take such steps as may be necessary to implement the same. Further, FAV, its officers and employees are responsible under both Agreements to make available and provide accounting and statistical information required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws and with such information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Fund’s shares.

FAV also will be responsible during the term of the Amended IM Agreement, as it is under the Current IM Agreement, to provide or procure, as applicable, at its own expense (unless otherwise agreed to by the parties), the following services to the Fund to the extent that any such services are not otherwise provided by any sub-adviser or other service provider to the Fund:  (a) providing office space, equipment and supplies appropriate for the effective administration of the Fund; (b) providing trading desk facilities; (c) authorizing expenditures on behalf of the Fund; (d) supervising preparation of periodic reports to Fund shareholders, notices of distributions and attending to routine shareholder communications; (e) coordinating and supervising the daily pricing and valuation of the Fund’s investment portfolio; (f) providing fund accounting services, including preparing and supervising publication of daily net asset value quotations and other financial data; (g) monitoring and coordinating relationships with unaffiliated service providers; (h) supervising the Fund’s compliance with recordkeeping requirements under the federal securities, state and foreign laws and regulations and maintaining books and records for the Fund; (i) preparing and filing of domestic and foreign tax reports and monitoring the Fund’s compliance with all applicable tax laws and regulations; (j) establishing, maintaining and monitoring the Fund’s compliance program with respect to the federal securities, state and foreign laws and regulations applicable to the operation of investment companies; the Fund’s investment goals, policies and restrictions; and the Code of Ethics and other policies applicable to the Fund; (k) preparing regulatory reports; (l) preparing and arranging for the filing of registration statements and other documents with the SEC and other federal, state and foreign or other regulatory authorities; (m) maintaining a review and certification program and internal controls and procedures in accordance with the Sarbanes Oxley Act of 2002 as applicable; and (n) providing executive, clerical and other personnel needed to carry out the above responsibilities.

Management Fees. Pursuant to the Amended IM Agreement, the annual rate of the fee payable to FAV by the Fund is identical to the fee paid by the Fund under the Current IM Agreement, and shall be 0.25% of the Fund’s average daily net assets.  The Amended IM Agreement states that the Fund will pay this fee for all services provided by FAV under the Amended IM Agreement while the Current IM Agreement states that the Fund may pay FAV the 0.25% fee only for “asset allocation” services, as described in more detail above.

Fund Expenses. The Amended IM Agreement includes a general list of expenses that are payable by the Fund. However, the obligations of the Fund and the investment manager with respect to Fund expenses would remain unchanged.

Brokerage. Under the Amended IM Agreement, as under the Current IM Agreement, FAV will seek to obtain the best net price and execution for the Fund. Each Agreement recognizes that FAV may place orders on behalf of the Fund with a broker who charges a commission for that transaction which is in excess of the amount of commissions that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of “brokerage and research services” provided by that broker.

Proxy Voting. The Amended IM Agreement provides that all decisions on proxy voting with respect to the Fund’s portfolio securities will be made by the FAV, unless the Board determines otherwise. However, the role and obligations of the Fund’s investment manager with respect to proxy voting would remain unchanged.

Delegation. The Amended IM Agreement includes a provision that reflects the ability of the Fund to operate in a “manager of managers” structure, as discussed in Proposal 2, and delegate services to one or more subadvisers.

Limitation of Liability. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Amended IM Agreement on the part of the FAV, FAV shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. The same limitation of liability of FAV is provided in the Current IM Agreement.

Continuance. If shareholders of the Fund approve the Amended IM Agreement, such agreement shall become effective on the date written and shall continue in effect for one (1) year thereafter, unless sooner terminated as provided under the Amended IM Agreement and shall continue in effect thereafter for periods not exceeding one (1) year so long as such continuation is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the Amended IM Agreement (other than as Trustees of the Trust) or “interested persons” of any such party, cast in person at a meeting called for the purpose of voting on the Amended IM Agreement.

Termination. Both the Amended IM Agreement and the Current IM Agreement may at any time be terminated without the payment of any penalty either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act) on 60 days’ written notice to FAV; shall immediately terminate with respect to the Fund in the event of its assignment; and may be terminated by FAV on 60 days’ written notice to the Fund.

What other investment companies are managed or subadvised by FAV?

Following is a list of funds that are managed by FAV that have investment objectives and strategies similar to the Fund.

Name of Fund	Net Assets (in millions) as of 12/31/15)	Investment Management Fee (annually, as a % of average daily net assets)[1]
Franklin LifeSmart 2020 Retirement Target Fund	$35.3	0.25% asset allocation fee
Franklin LifeSmart 2025 Retirement Target Fund	$126.4	0.25% asset allocation fee
Franklin LifeSmart 2030 Retirement Target Fund	$32.0	0.25% asset allocation fee
Franklin LifeSmart 2035 Retirement Target Fund	$100.3	0.25% asset allocation fee
Franklin LifeSmart 2040 Retirement Target Fund	$23.3	0.25% asset allocation fee
Franklin LifeSmart 2045 Retirement Target Fund	$67.1	0.25% asset allocation fee
Franklin LifeSmart 2050 Retirement Target Fund	$17.8	0.25% asset allocation fee
Franklin LifeSmart 2055 Retirement Target Fund	$2.1	0.25% asset allocation fee

What fees were paid by the Fund to affiliates of FAV during the most recent fiscal year?

Information regarding the fees paid by the Fund to affiliates of FAV during the Fund’s most recently completed fiscal year is provided below under “ADDITIONAL INFORMATION ABOUT THE FUND.”

What did the Board consider when it approved the Amended IM Agreement?

At the December Meeting, FAV recommended to the Board that it approve the repositioning of the Fund to include additional derivatives strategies and to make certain other changes, including amendments to the Fund’s Current IM Agreement. Management recommended the repositioning primarily to better enable the Fund to produce consistent retirement income while maintaining its final asset allocation.

1 All of the funds listed have a fee and expense cap waiver of 0.05% through April 30, 2016.

At the December Meeting, the Board considered and approved the proposed repositioning. As part of the repositioning, the Board considered the Amended IM Agreement. In determining that the terms of the Amended IM Agreement were fair and reasonable, the Board took into account that the Board approved the Current IM Agreement most recently at its February 2015 Board meeting. In preparation for the February Board meeting the Board received information about the nature, extent and quality of services provided by the Manager, among other materials. The Independent Trustees were advised on this matter by independent counsel. In preparation for the December Meeting, the Board received from the Manager written materials containing relevant information about the Amended IM Agreement, including comparative fee and expense information.

The Board considered various materials relating to the Amended IM Agreement including: (1) a copy of the proposed form of agreement and (2) the biographies of the portfolio managers. The Board also was provided with information relating to the proposed expenses for the Fund, including comparative data provided by Broadridge Financial Solutions, Inc. (formerly, Lipper, Inc.) (“Broadridge”), an independent organization, which compared the expenses to those of other mutual funds deemed comparable to the Fund as selected by Broadridge.

The following sets forth some of the preliminary information and factors relevant to the Board’s decision to approve the Amended IM Agreement in connection with the repositioning. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual Independent Trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The Independent Trustees reviewed the nature, extent and quality of the services to be provided by the Manager. In this regard, they reviewed the Fund’s modified investment goal and the Manager’s modified investment strategies and ability to implement such investment strategies, including, but not limited to, the Manager’s trading practices and investment decision processes. The Independent Trustees reviewed the Fund’s portfolio managers, including their backgrounds, and skills as well as their expertise in managing other funds within the FTI complex and within the Trust.

Based on their review, the Independent Trustees were satisfied with the nature and quality of the overall services to be provided by the Manager (and its affiliates) to the Fund and its shareholders and were confident in the abilities of the Manager to implement the proposed additional investment strategies for the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The Board noted that, as the Fund had not yet implemented the proposed additional investment strategies, there was no investment performance for the Fund with such additional strategies. The Board also considered the new Broadridge peer groups for the Fund and how such peer groups were selected by Broadridge in connection with the repositioning and would be utilized to measure performance of the Manager.

COMPARATIVE EXPENSES. The Board considered the cost of the services to be provided and the profits to be realized by the Manager (and its affiliates) from their respective relationships with the Fund. The Board noted that under the Amended IM Agreement the fee paid to the Manager would remain the same at 0.25% of the average daily net assets of the Fund. The Board also determined that the fees charged under the Amended IM Agreement are in addition to, and not duplicative of, fees charged by underlying funds.

In considering the appropriateness of the investment management fee to be charged to the Fund, the Board reviewed and considered the nature, extent and quality of the overall investment management services expected to be provided by the Manager, as more fully discussed above, as well as the fairness of the proposed compensation. The Board noted that the Manager will pay for 50% of the cost of the required shareholder meeting to approve the Amended IM Agreement and that, due to the fee waiver in place, the Manager or an affiliate will pay for the Fund’s portion of such costs.

Consideration was also given to the information provided by Broadridge on other funds in the Broadridge Data (the “Comparable Funds”) and that the Manager’s contractual management fee for the Fund was above the median and average of Comparable Funds while the total expense ratio for the Fund (with a waiver) was at the median and below the average of Comparable Funds. Based upon its consideration of all these factors, the Board determined that the investment management fee structure was fair and reasonable.

ECONOMIES OF SCALE. The Board, in approving the Current IM Agreement at its February Board meeting, noted that the Fund may experience economies of scale to the extent that the underlying funds in which the Fund invests provide for such management fee breakpoints.

Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board, on behalf of the Fund, including all of the Independent Trustees, concluded that the Amended IM Agreement is in the best interests of the Fund.

What is the required vote on Proposal 1?

The Amended IM Agreement must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in and required by the 1940 Act. The vote of a “majority of the outstanding voting securities” of the Fund is defined as the affirmative vote of the lesser of (A) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund (the “1940 Act Vote”).

If Proposal 1 is not approved by shareholders of the Fund, it is expected that the Fund will continue to operate under its Current IM Agreement and the repositioning of the Fund will not take effect.  The Board would then need to consider what steps to take with respect to the ongoing management of the Fund.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

PROPOSAL 2:           TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY the FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

Background

Pursuant to the Current IM Agreement and the Amended IM Agreement, FAV is responsible for, among other items, managing the assets of the Fund and making decisions with respect to the investment of the Fund’s assets and purchases and sales of investment securities on behalf of the Fund, subject to the supervision of the Trust’s Board of Trustees.

FAV is wholly owned by Resources. Many of Resources’ subsidiaries that provide investment management services (together, the “Investment Manager Affiliates,” and each an “Investment Manager Affiliate”) are organized under the laws of different jurisdictions throughout the world for sales, client servicing and tax purposes. Resources operates the Investment Manager Affiliates on a unified basis. For example, the Investment Manager Affiliates generally share order management systems, investment operations support and many compliance policies and procedures. While each Investment Manager Affiliate has its own personnel and resources, including portfolio managers and analysts, and offers specialized management services to clients, the Investment Manager Affiliates generally share support personnel, such as with respect to tax, legal and accounting matters. Depending on the strategy for a particular fund, the Fund’s investment manager may wish to use the portfolio management and trading expertise of personnel employed by an Investment Manager Affiliate in other global locations, thereby providing to Fund shareholders the full benefit of the global resources of Resources. Alternatively, the Fund’s investment manager may wish to provide the Fund with the skill and expertise of a subadviser that is not affiliated in any way with Resources or the Fund’s investment manager.

The provisions of the 1940 Act that apply to the Fund require that investment management agreements between funds and their investment managers (including subadvisers) be approved by shareholders. The SEC, however, has issued an exemptive order (the “Order”) to FAV that permits FAV, and any Investment Manager Affiliates and any existing or future registered open-end investment company or series advised by FAV or the Investment Manager Affiliates to hire certain new subadvisers without obtaining shareholder approval, subject to the approval of the investment company’s board of trustees, including a majority of the independent trustees (the “Independent Trustees”), and certain other conditions. The Order would allow the Fund’s investment manager to hire, without shareholder approval, new subadvisers that are affiliated with the investment manager (e.g., the investment manager and the subadviser are both wholly owned by Resources), and new subadvisers that are not affiliated with the investment manager in any way (the “Manager of Managers Structure”). Before the Fund may rely on the Order, the Fund’s use of the Manager of Managers Structure must be approved by a 1940 Act Vote.

Why am I being asked to vote on this Proposal?

The Board determined to seek shareholder approval of the Manager of Managers Structure for the Fund in connection with the Meeting, which otherwise was called to vote on the Amended IM Agreement, in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Fund’s investment manager, with the approval of the Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interests of the Fund. The process of seeking shareholder approval could cause delays in executing changes that the Board and investment manager have determined are in the best interests of the Fund. Seeking shareholder approval typically involves additional expenses, such as hiring a proxy solicitor.

Under the Manager of Managers Structure, upon receiving approval of the Board, including a majority of the Fund’s Independent Trustees, subadvisers selected by the Fund’s investment manager could immediately manage the Fund’s assets. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after hiring the subadviser. Any new fund launched by FTI typically will allow for the Manager of Managers Structure.

The investment manager for the Fund currently does not intend to use the Manager of Managers Structure to add subadvisers for the Fund.  However, as noted above, Resources is a global investment management organization with offices and Investment Manager Affiliates located around the world. From time to time, a portfolio manager may relocate from one Investment Manager Affiliate to another in order to gain further experience, or if the Fund’s investment manager believes it would be beneficial to the Fund to have access to the investment management expertise of another Investment Manager Affiliate. If the Fund were permitted to rely on the Order, such investment management changes could be effected with Board approval, but without the time and expense associated with obtaining shareholder approval.

How will the Manager of Managers Structure operate?

Under the Manager of Managers Structure, the investment manager of the Fund will be permitted to appoint and replace subadvisers for the Fund and to enter into and approve amendments to subadvisory agreements without first obtaining shareholder approval. However, the Board of the Fund, including a majority of the Independent Trustees, must approve any new subadviser and any new or amended subadvisory agreement.

Under the Manager of Managers Structure, the Fund’s investment manager would have the overall responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination and replacement. Specifically, the Order requires the Fund’s investment manager, subject to the review and approval of the Board, including a majority of the Independent Trustees, to: (a) set the Fund’s overall investment strategy; (b) evaluate, select and recommend subadvisers to manage all or a portion of the Fund’s assets; and (c) implement procedures reasonably designed to ensure that each subadviser complies with the Fund’s investment goal, policies and restrictions. In addition, subject to the review by the Board, the Fund’s investment manager is required to: (a) when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; and (b) monitor and evaluate the performance of the subadvisers. The replacement of the Fund’s investment manager or material changes to the Fund’s investment management agreement would, however, require prior shareholder approval.

If the Fund’s investment manager, with the approval of the Board, including a majority of the Fund’s Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interest of the Fund, the Manager of Managers Structure would without obtaining shareholder approval: (1) enable a new subadviser to commence providing services to the Fund more quickly and with less potential expense to the Fund; (2) permit the Fund’s investment manager to allocate and reallocate the Fund’s assets among itself and one or more subadvisers; and (3) permit the Board to approve material changes to a subadvisory agreement.

How does this Proposal affect my fees as a shareholder of the Fund?

Approval of this Proposal will not affect your fees as a shareholder of the Fund. The Manager of Managers Structure will not at any time entail an increase in the investment management fees paid by the Fund. Further shareholder approval would be necessary to increase the management fees that are payable by the Fund, which is not contemplated.

How does this Proposal affect my right to vote on subadvisory agreements?

If Proposal 2 is approved for the Fund, and the Board and investment manager believe that the use of one or more subadvisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a subadviser for the Fund, assuming that the conditions of the Order are met. Rather, the Fund’s investment manager, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.

Why did the Board approve the Manager of Managers Structure?

The Board, including a majority of the Independent Trustees, approved the Manager of Managers Structure and is recommending that shareholders approve the Manager of Managers Structure at the Meeting in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Fund’s investment manager, with the approval of the Board, including a majority of the Independent Trustees, determines that it is in the best interests of the Fund to use the Manager of Managers Structure.

What is the required vote on Proposal 2?

For Proposal 2, before the Fund may rely on the Order, the operation of the Fund using the Manager of Managers Structure must be approved by the 1940 Act Vote of the Fund’s shareholders.

If Proposal 2 is not approved by the Fund’s shareholders, then the Fund’s investment manager generally would only be able to enter into new or amended subadvisory agreements with shareholder approval, potentially causing delay and expense in making a change deemed beneficial to the Fund and its shareholders by the Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

¿         ADDITIONAL INFORMATION ABOUT THE FUND

The Administrator. Pursuant to a subcontract for fund administration services with the Fund’s investment manager, Franklin Templeton Services, LLC (“FT Services”) provides certain administrative services to the Fund. FT Services, with its principal address at One Franklin Parkway, San Mateo, California 94403-1906, is an indirect, wholly owned subsidiary of Resources and an affiliate of the Fund’s investment manager. FT Services receives no fees from the investment manager for the services provided under the sub-administration agreement.  FT Services will continue to provide administrative services to the Fund after approval of the Amended IM Agreement.

The Underwriter. The principal underwriter for the Fund is Franklin Templeton Distributors, Inc. (“Distributors”), with its principal address at One Franklin Parkway, San Mateo, California 94403-1906. As principal underwriter, Distributors receives underwriting commissions and 12b-1 fees pursuant to separate Rule 12b-1 plans adopted by the Board, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Distributors received $366,697 for its services provided to the Fund during the most recently completed fiscal year ended December 31, 2015.  Distributors does not receive compensation from the Fund for acting as underwriter of the Fund’s Class R6 and Advisor Class shares.  Distributors will continue to act as principal underwriter for the Fund after approval of the Amended IM Agreement.

The Transfer Agent. The transfer agent and shareholder servicing agent for the Fund is Franklin Templeton Investor Services, LLC (“FTIS”), located at 3344 Quality Drive, Rancho Cordova, California 95670-7313. FTIS received $45,242 in fees, all of which was or will be reimbursed to the Fund, in connection with its services as transfer agent and shareholder servicing agent for the Fund during its most recently completed fiscal year ended December 31, 2015.  FTIS will continue to act as transfer agent and shareholder servicing agent for the Fund after approval of the Amended IM Agreements and New Subadvisory Agreements.

The Custodian. FTIS, as the transfer agent for the underlying FTI funds, effectively acts as the Fund’s custodian with respect to these assets and holds the shares of the underlying FTI funds on behalf of the Fund on FTIS’ books.  The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund’s cash and other investments, other than shares of the underlying FTI funds.

Other Matters. The Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a copy, please call (800) DIAL BEN ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, CA 95899-7151.

Outstanding Shares and Principal Shareholders. The outstanding shares and classes of the Fund as of December 21, 2015 (the “Record Date”), are set forth in Exhibit B.

The names and addresses of shareholders that owned beneficially 5% or more of the outstanding shares of the Fund are set forth in Exhibit C. From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class of the Fund. To the knowledge of the Fund’s management, as of the Record Date, there were no other entities, except as set forth in Exhibit C, owning beneficially more than 5% of the outstanding shares of any class of the Fund.

As of the Record Date, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of the Fund, and the Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each class of the Fund.

Contacting the Board. If a shareholder wishes to send a communication to the Board of the Fund, such correspondence should be in writing and addressed to the Board of that Fund at the Fund’s offices as follows: the Franklin LifeSmart™ 2015 Retirement Target Fund – One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

¿         FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. Your vote is being solicited by the Board. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be allocated as follows: 50% of the solicitation costs will be borne by the Fund’s investment manager and 50% of the solicitation costs will be borne by the Fund. FTI and the Fund will also reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. Trustees and officers of the Fund, and regular employees and agents of the Fund’s investment manager or its affiliates involved in the solicitation of proxies are not reimbursed.

Boston Financial Data Services (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $16,000, including expenses. As noted above, 50% of the cost, or approximately $8,000, will be borne by FAV. The remaining 50%, or approximately $8,000, will be allocated to the Fund. In light of the current expense waivers that are in place for the Fund, FAV or an affiliate will ultimately pay for the Fund’s portion of the expenses.  As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.

Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor representative may ask for the shareholder’s instructions on the Proposals. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in this proxy statement. The Solicitor will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement by mail, by Internet (as permitted), or by telephone instruction (as permitted), or attend in person.

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Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for the broker-dealer firms’ customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that broker-dealers may not vote on the Proposals, on behalf of the broker-dealer firms’ customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in the broker-dealer firms’ names for which no instructions are received by voting these shares in the same proportion as the broker-dealer firms vote shares for which they received instructions.

Quorum. The holders of 40% of the outstanding shares of the Fund entitled to vote at the Meeting, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposals. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, and (ii) the broker or nominee does not have discretionary voting power on matters other than election of board members), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Method of Tabulation. The vote required to approve each Proposal is set forth in the discussion of the Proposal above. Generally, abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Therefore, abstentions and broker non-votes may have the same effect as a vote “against” the Proposals that require a 1940 Act Vote, but will not have an effect on Proposals that require a plurality of votes cast for approval.

Adjournment. The Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), or by the Chairman of the Board or certain officers, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law and the Fund’s By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

Shareholder Proposals. The Fund is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the next meeting of shareholders of the Fund should send his or her written proposal to the Fund’s offices: One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary, so that it is received within a reasonable time before the Fund begins to print and send its proxy materials for such meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the Fund’s governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the Meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

By Order of the Board of Trustees,

Karen L. Skidmore

Vice President

January 20, 2016

Exhibit A

FRANKLIN FUND ALLOCATOR SERIES

on behalf of

Franklin lifesmart™ Retirement Income Fund

FORM OF

AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

THIS AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT, dated as of [_______], 2016, is made between FRANKLIN FUND ALLOCATOR SERIES, a Delaware statutory trust (the “Trust”), on behalf of FRANKLIN LIFESMART™ RETIREMENT INCOME FUND (the “Fund”), a series of the Trust, and FRANKLIN ADVISERS, INC., a California corporation (the “Manager”) and amends and restates the prior Amended and Restated Investment Management and Asset Allocation Agreement between the Trust, on behalf of the Funds, and the Adviser, dated as of May 1, 2013.

WHEREAS, the Trust has been organized and intends to operate as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), for the purpose of investing and reinvesting its assets in securities, as set forth in its Agreement and Declaration of Trust, its By-Laws and its Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, all as heretofore and hereafter amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser and to have an investment adviser perform various management, statistical, research, investment advisory, administrative and other services for the Fund; and,

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), is engaged in the business of rendering investment advisory, counseling and supervisory services to investment companies and other investment counseling clients, and desires to provide these services to the Fund.

NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is mutually agreed as follows:

1.         Employment of the Manager.  The Trust hereby employs the Manager to manage the investment and reinvestment of the Fund’s assets, to administer its affairs, and to provide or procure, as applicable, the administrative and other services described in Section 2.C. of this Agreement, as may be supplemented from time to time, subject to the direction of the Board of Trustees and the officers of the Trust, for the period and on the terms hereinafter set forth.  The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided.  The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed an agent of the Fund or the Trust.

2.         Obligations of and Services to be Provided by the Manager.  The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.        Investment Management Services.

(a)        The Manager shall manage the Fund’s assets subject to and in accordance with the investment objectives and policies of the Fund and any directions which the Trust’s Board of Trustees may issue from time to time.  In pursuance of the foregoing, the Manager shall make all determinations with respect to the investment of the Fund’s assets and the purchase and sale of its investment securities, and shall take such steps as may be necessary to implement the same.  Such determinations and services shall include determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s investment securities shall be exercised.  The Manager shall render or cause to be rendered regular reports to the Trust, at regular meetings of its Board of Trustees and at such other times as may be reasonably requested by the Trust’s Board of Trustees, of (i) the decisions made with respect to the investment of the Fund’s assets and the purchase and sale of its investment securities, (ii) the reasons for such decisions and (iii) the extent to which those decisions have been implemented.

(b)        The Manager, subject to and in accordance with any directions which the Trust’s Board of Trustees may issue from time to time, shall place, in the name of the Fund, orders for the execution of the Fund’s securities transactions.  When placing such orders, the Manager shall seek to obtain the best net price and execution for the Fund, but this requirement shall not be deemed to obligate the Manager to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied.  The parties recognize that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selecting among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish research, statistical, quotations and other information to the Fund and the Manager in accordance with the standards set forth below.  Moreover, to the extent that it continues to be lawful to do so and so long as the Board of Trustees determines that the Fund will benefit, directly or indirectly, by doing so, the Manager may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of “brokerage and research services” (as defined in Section 28(e) (3) of the Securities Exchange Act of 1934) provided by that broker.

Accordingly, the Trust and the Manager agree that the Manager shall select brokers for the execution of the Fund’s transactions from among:

(i)         Those brokers and dealers who provide quotations and other services to the Fund, specifically including the quotations necessary to determine the Fund’s net assets, in such amount of total brokerage as may reasonably be required in light of such services; and

(ii)        Those brokers and dealers who supply research, statistical and other data to the Manager or its affiliates which the Manager or its affiliates may lawfully and appropriately use in their investment advisory capacities, which relate directly to securities, actual or potential, of the Fund, or which place the Manager in a better position to make decisions in connection with the management of the Fund’s assets and securities, whether or not such data may also be useful to the Manager and its affiliates in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required.

(c)        When the Manager has determined that the Fund should tender securities pursuant to a “tender offer solicitation,” Franklin/Templeton Distributors, Inc.  (“Distributors”) shall be designated as the “tendering dealer” so long as it is legally permitted to act in such capacity under the federal securities laws and rules thereunder and the rules of any securities exchange or association of which Distributors may be a member.  Neither the Manager nor Distributors shall be obligated to make any additional commitments of capital, expense or personnel beyond that already committed (other than normal periodic fees or payments necessary to maintain its corporate existence and membership in the Financial Industry Regulatory Authority) as of the date of this Agreement.  This Agreement shall not obligate the Manager or Distributors (i) to act pursuant to the foregoing requirement under any circumstances in which they might reasonably believe that liability might be imposed upon them as a result of so acting, or (ii) to institute legal or other proceedings to collect fees which may be considered to be due from others to it as a result of such a tender, unless the Trust on behalf of the Fund shall enter into an agreement with the Manager and/or Distributors to reimburse them for all such expenses connected with attempting to collect such fees, including legal fees and expenses and that portion of the compensation due to their employees which is attributable to the time involved in attempting to collect such fees.

(d)        The Manager shall render regular reports to the Trust, not more frequently than quarterly, of how much total brokerage business has been placed by the Manager, on behalf of the Fund, with brokers falling into each of the categories referred to above and the manner in which the allocation has been accomplished.

(e)        The Manager agrees that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Manager’s paramount duty to obtain the best net price and execution for the Fund.

(f)        Decisions on proxy voting shall be made by the Manager unless the Board of Trustees determines otherwise.  Pursuant to its authority, the Manager shall have the power to vote, either in person or by proxy, all securities in which the Fund may be invested from time to time, and shall not be required to seek or take instructions from the Fund with respect thereto.  The Manager shall not be expected or required to take any action other than the rendering of investment-related advice with respect to lawsuits involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy.  In the case of class action suits involving issuers held in the Fund, the Manager may include information about the Fund for purposes of participating in any settlements.

B.         Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.  The Manager, its officers and employees will make available and provide accounting and statistical information required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws and with such information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Fund’s shares.

C.         Administrative Services.  The Manager agrees, during the term of this Agreement, to provide or procure, as applicable, at its own expense (unless otherwise agreed to by the parties), the following services to the Fund to the extent that any such services are not otherwise provided by any sub-adviser or other service provider to the Fund:  (a) providing office space, equipment and supplies appropriate for the effective administration of the Fund as contemplated in this Agreement; (b) providing trading desk facilities; (c) authorizing expenditures on behalf of the Fund; (d) supervising preparation of periodic reports to Fund shareholders, notices of distributions and attending to routine shareholder communications; (e) coordinating and supervising the daily pricing and valuation of the Fund’s investment portfolio; (f) providing fund accounting services, including preparing and supervising publication of daily net asset value quotations and other financial data; (g) monitoring and coordinating relationships with unaffiliated service providers; (h) supervising the Fund’s compliance with recordkeeping requirements under the federal securities, state and foreign laws and regulations and maintaining books and records for the Fund; (i) preparing and filing of domestic and foreign tax reports and monitoring the Fund’s compliance with all applicable tax laws and regulations; (j) establishing, maintaining and monitoring the Fund’s compliance program with respect to the federal securities, state and foreign laws and regulations applicable to the operation of investment companies; the Fund’s investment goals, policies and restrictions; and the Code of Ethics and other policies applicable to the Fund; (k) preparing regulatory reports; (l) preparing and arranging for the filing of registration statements and other documents with the U.S. Securities and Exchange Commission and other federal, state and foreign or other regulatory authorities; (m) maintaining a review and certification program and internal controls and procedures in accordance with the Sarbanes Oxley Act of 2002 as applicable; and (n) providing executive, clerical and other personnel needed to carry out the above responsibilities.

Nothing in this Agreement shall obligate the Trust or the Fund to pay any compensation to the officers of the Trust who are officers, directors, stockholders or employees of the Manager or its affiliates.  Nothing in this Agreement shall obligate the Manager to pay for the services of third parties, including attorneys, auditors, printers, pricing services or others, engaged directly by the Trust to perform services on behalf of the Fund.

D.        Other Obligations and Services.  The Manager shall make its officers and employees available to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Fund and its investment activities.

E.         Delegation of Services.  The Manager may, at its expense, select and contract with one or more investment advisers registered under the Advisers Act (each, a “Sub-Adviser”) to perform, and thereby delegates to any such Sub-Adviser, some or all of the services for the Fund for which it is responsible under Section 2.A. of this Agreement or as the Manager may otherwise determine to be necessary or appropriate to seek to implement the Fund’s investment goals and strategies, subject to the approval of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, and the approval of the Fund’s shareholders, if required.  The Manager will compensate any Sub-Adviser for its services to the Fund. The Manager will evaluate and select the Sub-Advisers and will make recommendations to the Board of Trustees about the hiring, termination and replacement of a Sub-Adviser and will oversee, monitor and review the Sub-Advisers and their performance and their compliance with the Fund’s investment policies and restrictions. The Manager may also terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund’s shareholders, if any is required, is obtained.  The Manager will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by any Sub-Adviser and will supervise each Sub-Adviser in its performance of its duties for the Fund with a view to preventing violations of all applicable federal, state and foreign laws and regulations, any applicable procedures adopted by the Trust’s Board of Trustees, and the provisions of the Fund’s Registration Statement filed on Form N-1A as supplemented or amended from time to time.

The Manager may, at its expense, also delegate to one or more entities some or all of the services for the Fund for which the Manager is responsible under Section 2.C. of this Agreement.  The Manager will be responsible for the compensation, if any, of any such entities for such services to the Fund, unless otherwise agreed to by the parties.  Notwithstanding any delegation pursuant to this paragraph, the Manager will continue to have responsibility and liability for all such services provided to the Fund under this Agreement and will supervise each delegate in its performance of its duties for the Fund with a view to preventing violations of the federal securities laws.

3.         Expenses of the Fund.  It is understood that the Fund will pay all of its own expenses other than those expressly assumed by the Manager herein, which expenses payable by the Fund shall include:

A.        Fees and expenses paid to the Manager as provided herein;

B.         Expenses of all audits by independent public accountants;

C.         Expenses of transfer agent, registrar, custodian, dividend disbursing agent and shareholder record-keeping services, including the expenses of issue, repurchase or redemption of its shares;

D.        Expenses of obtaining quotations for calculating the value of the Fund’s net assets;

E.         Salaries and other compensations of executive officers of the Trust who are not officers, directors, stockholders or employees of the Manager or its affiliates;

F.         Taxes levied against the Fund;

G.        Brokerage fees and commissions in connection with the purchase and sale of securities for the Fund;

H.        Costs, including the interest expense, of borrowing money;

I.          Costs incident to meetings of the Board of Trustees and shareholders of the Fund, reports to the Fund’s shareholders, the filing of reports with regulatory bodies and the maintenance of the Fund’s and the Trust’s legal existence;

J.          Legal fees, including the legal fees related to the registration and continued qualification of the Fund’s shares for sale;

K.        Trustees’ fees and expenses to trustees who are not directors, officers, employees or stockholders of the Manager or any of its affiliates;

L.         Costs and expense of registering and maintaining the registration of the Fund and its shares under federal and any applicable state laws; including the printing and mailing of prospectuses to its shareholders;

M.        Trade association dues;

N.        The Fund’s pro rata portion of fidelity bond, errors and omissions, and trustees and officer liability insurance premiums; and

O.        The Fund’s portion of the cost of any proxy voting service used on its behalf.

4.         Compensation of the Manager.  The Fund shall pay a management fee in cash to the Manager based upon a percentage of the value of the Fund’s net assets, calculated as set forth below, as compensation for the services rendered and obligations assumed by the Manager, during the preceding month, on the first business day of the month in each year.

A.        For purposes of calculating such fee, the value of the net assets of the Fund shall be determined in the same manner as that Fund uses to compute the value of its net assets in connection with the determination of the net asset value of its shares, all as set forth more fully in the Fund’s current prospectus and statement of additional information.  The rate of the management fee payable by the Fund shall be calculated daily at the following annual rate:  0.25% of the Fund’s average daily net assets.

B.         The management fee payable by the Fund shall be reduced or eliminated to the extent that Distributors has actually received cash payments of tender offer solicitation fees less certain costs and expenses incurred in connection therewith.  The Manager may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of its services.  The Manager shall be contractually bound hereunder by the terms of any publicly announced waiver of its fee, or any limitation of the Fund’s expenses, as if such waiver or limitation were fully set forth herein.

C.         If this Agreement is terminated prior to the end of any month, the accrued management fee shall be paid to the date of termination.

5.         Activities of the Manager.  The services of the Manager to the Fund hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others.  Subject to and in accordance with the Agreement and Declaration of Trust and By-Laws of the Trust and Section 10(a) of the 1940 Act, it is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Manager or its affiliates as directors, officers, agents or stockholders; that directors, officers, agents or stockholders of the Manager or its affiliates are or may be interested in the Trust as trustees, officers, agents, shareholders or otherwise; that the Manager or its affiliates may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, By-Laws and the 1940 Act.

6.         Performance of Services in Accordance with Regulatory Requirements; Furnishing of Books and Records.  In performing the services set forth in this Agreement, the Manager:

A.        shall conform with the 1940 Act and all rules and regulations thereunder, with all other applicable federal, state and foreign laws and regulations, with any applicable procedures adopted by the Board, and with the provisions of the Trust’s Registration Statement filed on Form N-1A as supplemented or amended from time to time;

B.         will make available to the Trust, promptly upon request, any of the Fund’s books and records as are maintained under this Agreement, and will furnish to regulatory authorities having the requisite authority any such books and records and any information or reports in connection with the Manager’s services under this Agreement that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

7.         Liabilities of the Manager.

A.        In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

B.         Notwithstanding the foregoing, the Manager agrees to reimburse the Trust for any and all costs, expenses, and counsel and trustees’ fees reasonably incurred by the Trust in the preparation, printing and distribution of proxy statements, amendments to its Registration Statement, holdings of meetings of its shareholders or trustees, the conduct of factual investigations, any legal or administrative proceedings (including any applications for exemptions or determinations by the Securities and Exchange Commission) which the Trust incurs as the result of action or inaction of the Manager or any of its affiliates or any of their officers, directors, employees or stockholders where the action or inaction necessitating such expenditures (i) is directly or indirectly related to any transactions or proposed transaction in the stock or control of the Manager or its affiliates (or litigation related to any pending or proposed or future transaction in such shares or control) which shall have been undertaken without the prior, express approval of the Trust’s Board of Trustees; or, (ii) is within the control of the Manager or any of its affiliates or any of their officers, directors, employees or stockholders.  The Manager shall not be obligated pursuant to the provisions of this Subparagraph 7.B., to reimburse the Trust for any expenditures related to the institution of an administrative proceeding or civil litigation by the Trust or a shareholder seeking to recover all or a portion of the proceeds derived by any stockholder of the Manager or any of its affiliates from the sale of his shares of the Manager, or similar matters.  So long as this Agreement is in effect, the Manager shall pay to the Trust the amount due for expenses subject to this Subparagraph 7.B. within 30 days after a bill or statement has been received by the Manager therefor.  This provision shall not be deemed to be a waiver of any claim the Trust may have or may assert against the Manager or others for costs, expenses or damages heretofore incurred by the Trust or for costs, expenses or damages the Trust may hereafter incur which are not reimbursable to it hereunder.

C.         No provision of this Agreement shall be construed to protect any trustee or officer of the Trust, or director or officer of the Manager, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

8.         Renewal and Termination.

A.        This Agreement shall become effective on the date written below and shall continue in effect for one (1) year thereafter, unless sooner terminated as hereinafter provided and shall continue in effect thereafter for periods not exceeding one (1) year so long as such continuation is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the Agreement (other than as Trustees of the Trust) or “interested persons” of any such party, cast in person at a meeting called for the purpose of voting on the Agreement.

B.         This Agreement:

(i)         may at any time be terminated without the payment of any penalty either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Manager;

(ii)        shall immediately terminate with respect to the Fund in the event of its assignment; and

(iii)       may be terminated by the Manager on 60 days’ written notice to the Fund.

C.         As used in this Paragraph the terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth for any such terms in the 1940 Act.

D.        Any notice under this Agreement shall be given in writing addressed and delivered, or mailed post-paid, to the other party at any office of such party.

9.         Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10.       Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California.

11.       Limitation of Liability.  Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the assets of the Fund; that any liability of the Trust under this Agreement with respect to the Trust, or in connection with the matters contemplated herein with respect to the Fund, shall be discharged only out of the assets of the Fund; that no other series of the Trust shall be liable with respect to this Agreement or in connection with the matters contemplated herein; and the Manager shall not seek satisfaction of any such obligation or liability from the shareholders of the Trust, the trustees, officers, employees or agents of the Trust, or from any other series of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective on [_______], 2016.

FRANKLIN FUND ALLOCATOR SERIES on behalf of

Franklin LifeSmart™ Retirement Income Fund

By:

Name:

Title:

FRANKLIN ADVISERS, INC.

By:

Name:

Title:

Exhibit B

OUTSTANDING SHARES AND CLASSES OF THE FUND

AS OF DECEMBER 21, 2015

Trust/Fund Name/Class	Number of Outstanding Shares
FRANKLIN FUND ALLOCATOR SERIES
Franklin LifeSmart™ 2015 Retirement Target Fund
Class A Shares	4,079,669.145
Class C Shares	1,925,086.301
Class R Shares	376,689.559
Class R6 Shares	604,355.719
Advisor Class Shares	79,366.816
Total	7,065,167.540

B-1

Exhibit C

PRINCIPAL HOLDERS OF FUND SHARES AS OF DECEMBER 21, 2015

As of December 21, 2015, the following shareholders owned beneficially 5% or more of the outstanding shares of the Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of the Fund and has voting and/or investment power, the shareholder may be presumed to control the Fund.

Trust/Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
FRANKLIN FUND ALLOCATOR SERIES
Franklin LifeSmart™ 2015 Retirement Target Fund
Class A Shares	Edward Jones & Co For the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3710	653,148.580	16.006
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	313,042.222	7.671
Class C Shares	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	166,007.246	8.623
	LPL Financial FBO Customer Accounts Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	107,791.567	5.599
	Merrill Lynch Pierce Fenner & Smith of its Customers Attn Fund Administration 4800 Deer Lake Dr E Jacksonville, FL 32246-6486	181,795.899	9.443
Class R Shares	Ascensus Trust Company FBO Procontrol 401K Plan 517243 PO Box 10758 Fargo, ND 58106-0758	49,548.987	13.153
	Matrix Trust Company Cust FBO Robertson Optical Laboratories 401K 717 17th Street Suite 1300 Denver, CO 80202	23,337.341	6.195
	MG Trust Company Cust FBO DAI 401 K Plan 717 17th St Ste 1300 Denver, CO 80202-3304	29,847.817	7.923
	Massachusetts Mutual Life Ins Co MIP M200-INVST 1295 State St Springfield, MA 01111-0001	106,400.640	28.245
	Merrill Lynch Pierce Fenner & Smith Inc For the Sole Benefit of its Customers Attn Fund Administration 4800 Deer Lake Dr 2nd Fl Jacksonville, FL 32246-6484	62,020.702	16.464
Class R6 Shares	Great West Trust Co LLC Ttee FBO Recordkeeping for Various Ben Pln c/o Mutual Fund Trading 8525 E Orchard Rd Greenwood Village, CO 80111-5002	86,746.621	14.353
	DCGT as Ttee and or Cust FBO PLIC Various Retirement Plans Omnibus Attn NPIO Trade Desk 711 High Street Des Moines, IA 50392	150,356.108	24.878
	Merrill Lynch Pierce Fenner & Smith For Sole Benefit of its Customers Attn Fund Administration 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	367,037.490	60.732
Class Advisor Shares	FTIOS Cust for the Rollover IRA of Amor V Castillo 3498 Tokay Way San Jose, CA 95148-1336	6,697.215	8.44
	FTIOS Cust for the Rollover IRA of Larry D Thompson 24 Lakewood Cir N Greenwich, CT 06830-7119	10,776.811	13.582
	FTIOS Cust for ROTH Conversn IRA of Sybil H Tadena 9118 Alesia CT Sacramento, CA 95829-9511	7,603.826	9.583
	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	7,373.267	9.293
	Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 Attn Courtney Waller 800 Carillon Pkwy St Petersburg, FL 33716-1102	27,777.119	35.009
	Merrill Lynch Pierce Fenner & Smith for Sole Benefit of its Customers Attn Fund Administration 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	6,014.330	7.58

C-1

PROXY TABULATOR PO BOX 55909 BOSTON, MA 02205-5909

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

[--] Vote by Internet

Please go to the electronic voting site at www.2voteproxy.com/ft. Follow the on-line instructions. If you vote by internet, you do not have to return your Ballot.

[--] Vote by Telephone

Please call us toll-free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your Ballot.

[--] Vote by Mail

Mark, sign and date your Ballot and return it promptly in the envelope provided.

Please ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR

PO BOX 55909

BOSTON, MA 02205-5908

______________________

/______________________/

PROXY                                                                                                                                                             PROXY

FRANKLIN LIFESMART™ 2015 RETIREMENT TARGET FUND

(a series of Franklin Fund Allocator Series)

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 11, 2016

The undersigned hereby revokes all previous proxies for his/her shares of Franklin Lifesmart™ 2015 Retirement Target Fund (the “Fund”) and appoints Alison E. Baur, Steven J. Gray and Karen L. Skidmore, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (“Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 2:00 p.m., Pacific time on April 11, 2016, including any postponements or adjournments thereof, upon the matters set forth on the reverse and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees of Franklin Fund Allocator Series (the “Trust”), on behalf of the Fund. It will be voted as specified. If no specification is made, this proxy shall be voted FOR Proposal 1 and Proposal 2. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, one or more joint owners should sign personally.

Signature Signature (if held jointly) Date

(Please see reverse side)

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on April 11, 2016

The Proxy Statement for this Meeting is available at: www.2voteproxy.com/ft

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1 and 2.

Please fill in the box(es) as shown using black or blue ink or a No. 2 pencil. Please do not use a fine point pen. [x]

1. To approve an amended and restated investment management agreement with Franklin Advisers, Inc.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.	FOR ☐	AGAINST ☐	ABSTAIN ☐

IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY TODAY

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE

ACCOMPANYING POSTAGE-PAID ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.